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                                                                   EXHIBIT 10.81


                FOURTH ADDENDUM TO INDUSTRIAL REAL ESTATE LEASE

This Fourth Addendum to Industrial Real Estate Lease is made this 15th day of December, 2000, by and between Informix Software, Inc. ("Lessee") and 3905 Bohannon Partners ("Lessor").


                                    RECITALS

Lessee currently leases from Lessor approximately 15,869 square feet of the building located at 3905 Bohannon Drive, Menlo Park, California
("Property"), consisting of suites A, C, D, E, F and G, and 5,500 square feet of parking lot storage located at the Property under the lease dated April 10, 1995, as amended by an Addendum to Industrial Lease executed by Lessor on May 30, 1995, and amended by a Second Addendum to Industrial Lease executed by Lessee on January 27, 1997, and amended by a Third Addendum to Industrial Lease dated December 17, 1998 ("Lease").

NOW THEREFORE, in consideration of the above recital and the mutual convenants and agreements herein, the parties hereby amend the Lease as follows:

1. Term. The Term of the Lease is hereby extended for a period of three years ("Extended Term") from November 1, 2000, to October 30, 2003.

2. Base Rent. The Base Rent for the office space during the Extended Term shall be as follows:

                     PERIOD                           BASE RENT
               -------------------              --------------------
               11/01/00 - 10/30/01              $82,518.80 per month
               11/01/01 - 10/30/02              $86,406.70 per month
               11/01/02 - 10/30/03              $90,489.00 per month


3. Parking Lot Storage Rent. The Rent for the parking lot storage space during the Extended Term shall be as follows:

                      PERIOD                            RENT
               -------------------              --------------------
               11/01/00 - 10/30/01              $1,800.00 per month
               11/01/01 - 10/30/02              $1,890.00 per month
               01/01/02 - 10/30/03              $1,984.50 per month

4.      Paragraph 3.02 of the Lease is hereby deleted in its entirety.

5. The second sentence of Paragraph 4.02(a) of the Lease is hereby amended to read as follows:

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        "Base Real Property Taxes" are real property taxes applicable to the
        Property as shown on the tax bill for the first fiscal year ending after November 1, 2000"

6. Paragraph 4.04(c)(i) of the Lease is hereby amended to read as follows:

        "Landlord shall pay the "Base Premiums" for the insurance policies maintained by Landlord under Paragraph 4.04(b). The Base Premiums are the insurance premiums paid during calendar year 2001."

7. Lessor and Lessee each represent to the other that they have dealt with no real estate brokers, finders, agents or salesmen in connection with this transaction other than Soroush Kaboli representing Lessor and Cushman & Wakefield representing Lessee. The parties agree that each of them shall be responsible for and pay any required commission to such party's own broker in connection with this Fourth Addendum pursuant to separate agreements. Both parties agree to indemnify, defend and hold the other harmless from any claims, demands, liabilities, costs and expenses, including reasonable attorneys' fees, arising out of or resulting from a claim by any person other than those specified above that it is entitled to a commission, finder's fee or other compensation in connection with this Fourth Addendum based on the acts or commissions of the other party.

7. Except as specifically modified herein, all terms, covenants and conditions of the Lease shall remain in full force and effect. In the event of any conflicts between this Fourth Addendum and the Lease, this Fourth Addendum shall prevail.

IN WITNESS WHEREOF, the parties have executed this Fourth Addendum on the day and year first above written.

LESSOR                                    LESSEE
3905 Bohannon Partners                    Informix Software, Inc.


By: /s/ ALYN T. BEALS                     By: /s/ SCOTT HARLAN
   ------------------------------            -----------------------------------


Its: Managing Partner                     Its: Assistant General Counsel and
    -----------------------------              Assistant Secretary
                                              ----------------------------------

Date: December 15, 2000                   Date: December 6, 2000
     ----------------------------              ---------------------------------